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                                                         SEC File Nos. 033-36962
                                                                       811-06175

                               ECLIPSE FUNDS INC.

                           MAINSTAY ASSET MANAGER FUND

                    Supplement dated November 7, 2005 to the
                     Prospectus dated March 1, 2005 and the
                       Statement of Additional Information
                 dated March 1, 2005 revised as of July 28, 2005

This Supplement updates certain information contained in the above-dated Prospectus and Statement of Additional Information ("SAI") regarding the MainStay Asset Manager Fund (the "Fund"), a series of Eclipse Funds Inc. (the "Company"). You may obtain copies of the Prospectus and/or the SAI, free of charge, by writing to NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Ave., Parsippany, New Jersey 07054.

Effective, January 2, 2006, the MainStay Asset Manager Fund is changing its name to the MainStay Income Manager Fund. All references to the MainStay Asset Manager Fund in the Prospectus and SAI shall be changed to the MainStay Income Manager Fund.

In connection with the change in the Fund's name, there also will be certain changes to the Fund's principal investment strategies. Effective, January 2, 2006, the following replaces in its entirety the section entitled Principal Investment Strategies on page 48 of the Prospectus:

PRINCIPAL INVESTMENT STRATEGIES

The Fund will generally invest at least 80% of its assets in income-producing securities subject to the following constraints:

   - Equity Securities - Up to 65% of the Fund's net assets will be invested in equity securities, and related derivatives, such as dividend paying common and preferred stocks.

         o At least 30% of the Fund's net assets will be invested in U.S. equity securities, including investments in REITs.

   - Fixed Income Securities - At least 35% of the Fund's net assets will be invested in fixed income securities, including cash and cash equivalents and related derivatives. These securities will consist of both investment grade and high yield fixed income securities including:

         o Up to 15% of total assets, at the time of purchase, in high yield securities; and

         o Up to 10% of total assets, at the time of purchase, in a combination of emerging market debt and floating rate loans.
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            The Fund may also invest in other fixed income securities without restriction, including government, corporate, asset-backed and mortgage-backed securities.

            The Fund does not have a minimum required allocation to money market instruments and will normally not invest more than 10% in these instruments.

   - In pursuing the Fund's investment objective, the Fund may also invest up to 20% of its total assets, at the time of purchase, in foreign securities of developed or emerging markets, or in futures associated with such securities.

To reflect these changes to the Fund's investment strategies, the following additional changes are made to the Fund's Prospectus and SAI:

1. The sidebar descriptions of the S&P 500(R), S&P MidCap 400(R) Index, S&P SmallCap 600(R) Index and S&P(R) on page 48 of the Prospectus are deleted in their entirety.

2. The sidebar description of the Morgan Stanley REIT(R) Index on page 48 of the Prospectus is deleted in its entirety.

3. The last sentence of the first paragraph under "Investment Process" on page 48 of the Prospectus is deleted and replaced with the following:

      Even if this method occasionally indicates that the Fund should be fully invested in only one asset group, the Manager will still follow the constraints on the percentage of assets, which may be allocated to each asset group.

4. The second paragraph under "Investment Process" beginning on page 49 of the Prospectus is replaced in its entirety with the following:

      In managing the Fund, the Manager uses a proprietary model to estimate expected returns, volatilities, and correlations of domestic and foreign stock markets and of domestic and foreign fixed income securities. The Fund's allocations are then structured to take advantage of perceived imbalances in relative pricing. The Manager believes that short-term imbalances occur periodically but tend to be corrected fairly quickly. Although these allocations maintain the balanced nature of the overall investments, they are not intended to act as a fully balanced investment program.

5. The fourth paragraph under "Investment Process" on page 49 of the Prospectus and the corresponding sidebar description of the "BIG Index" are both deleted in their entirety.

6. The first paragraph under "Principal Risks" on page 49 of the Prospectus is replaced in its entirety with the following:

      Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company


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      conditions which can adversely affect the value of the Fund's holdings.
      Historically, mid- and small-cap stocks have been more volatile than stocks in the S&P 500(R) Index. There is no assurance that the investment performance of the Fund or any asset class component of the Fund will equal or exceed that of its benchmark. The principal risk of investing in value stocks is that they may never reach what the Advisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

7.    The following sidebar describing the S&P 500(R) Index is added to page 49:

      The S&P 500(R) INDEX is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Typically, companies included in the S&P 500(R) Index are the largest and most dominant firms in their respective industries. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the Fund.

8. The following replaces, in its entirety, the second paragraph under "Principal Risks" on page 49 of the Prospectus:

      The values of debt securities fluctuate depending upon various factors, including:

        -  Interest rates;
        -  Issuer creditworthiness;
        -  Liquidity;
        -  Market conditions; and
        -  Maturity

      The Fund invests in high-yield securities ("junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium - a high interest rate or yield - because of the increased risk of loss. These securities also can be subject to greater price volatility.

      The floating rate loans in which the Fund principally invests are usually rated less than investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serous credit event, the Fund's net asset value could go down and you could lose money.


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9.    On page 51, replace the "Average Annual Returns" table and footnotes with the following:

                                                                         1 year      5 years    10 years
Income Manager Fund(1)
Return Before Taxes
         Class A                                                            2.73%      0.16%        9.72%
         Class B                                                            2.87%      0.23%        9.58%
         Class C                                                            6.87%      0.56%        9.54%
         Class I                                                            8.86%      1.52%       10.56%
Return After Taxes on Distributions(2)
         Class I                                                            8.50%      0.29%        8.06%
Return After Taxes on Distributions and Sale of Fund Shares(2)
         Class I                                                            5.95%      0.56%        7.92%
Income Manager Composite Index(3)                                           8.26%      2.81%       10.51%
         (reflects no deduction for fees, expenses, or taxes)
Russell 1000(R) Index(3)                                                   11.40%      1.76%       12.16%
         (reflects no deduction for fees, expenses, or taxes)
Lehman Brothers Aggregate Bond Index(3)                                     4.34%      7.71%        7.72%
         (reflects no deduction for fees, expenses, or taxes)
Asset Manager Composite Index(4)                                            8.01%      1.48%       10.25%
S&P 500(R) Index(4)
         (reflects no deduction for fees, expenses, or taxes)              10.88%     -2.30%       12.07%
BIG Index(4)
         (reflects no deduction for fees, expenses, or taxes)               4.48%      7.73%        7.74%
Lipper Flexible Portfolio Funds Average(5)
         (reflects no deduction for fees, expenses, or taxes)               8.99%      1.67%        9.48%

(1.) Prior to January 1, 2004, the Fund offered L Class shares, which were subject to a front-end sales charge of 1.00%. The L Class shares also were subject to a contingent deferred sales charge (CDSC) on redemptions of L Class shares within 1 year of purchase. As of January 1, 2004, all outstanding L Class shares of the Fund were redesignated as Class C shares. Average annual total returns for Class C shares for the period of December 30, 2002 to December 31, 2003 therefore are for the L Class shares and reflect the fees and expenses of the L Class shares for that period.

(2.) After tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hole their fund shares through deferred arrangements such as 401(k) plans of individual retirement accounts. After-tax returns are shown for the Class I shares of the Fund. After-tax returns for the Class A, B, and C shares may vary.

(3.) The Income Manager Composite Index is comprised of the Russell 1000 Index and the Lehman Brothers Aggregate Bond Index weighted 55% / 45%, respectively. The Russell 1000(R) Index measures the performance of the 1,000 largest U.S. companies based on market capitalization. The Lehman Brothers(R) Aggregate Bond Index (the "Aggregate Index") includes the following other Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index and is a generally considered representative of the U.S. bond market. . Results of all indices assume reinvestment of all dividends and capital gains. The Income Manager Composite Index is considered to be the Fund's broad-based securities-market index for comparison purposes. You cannot invest directly in an index. The Fund has selected the Russell 1000(R) Index as a benchmark in place of the S&P 500(R) Index because the Russell 1000(R) Index provides a broader universe from which the portfolio manager may select stocks. The Fund has selected The Lehman Brothers(R) Aggregate Bond Index because it aligns closest with the fixed income portion of the Fund's assets, particularly due to its weighting in government fixed income securities.

(4.) The Asset Manager Composite Index is Comprised of the S&P(R) 500 Index, the Citigroup Broad Investment Grade (BIG) Bond Index, and the Citigroup 1-Month T-Bill Index weighted 60% / 30% / 10% respectively. The


                                      -4-
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S&P(R) 500 Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. The Citigroup Broad Investment Grade (BIG) Bond Index - the Citigroup BIG Bond Index - is an unmanaged, capitalization-weighted index that contains approximately 5,000 individually priced fixed-income securities and is generally considered representative of the U.S. Bond market. The Citigroup 1-Month T-Bill Index includes the monthly return equivalents of yield averages that are not marked to market. The Index is an average of the last one-month Treasury bill issue. Results of all indices assume reinvestment of all dividends and capital gains. The Asset Manager Composite Index was previously considered to be the Fund's broad-based securities-market index for comparison purposes. You cannot invest directly in an index. 5. The Lipper Flexible Portfolio Funds Average Consists of funds which allocate their investments across various asset classes, including domestic common stocks, bonds and money market instruments, with a focus on total return. The one-year average currently contains 246 funds.

10. The Fees and Expenses Table on page 52 of the prospectus for the MainStay Income Manager Fund is hereby amended and restated as follows:

        SHAREHOLDER FEES                                          Class A         Class B       Class C     Class I
        (fees paid directly from your investment)

        Maximum Sales Chare (Load Imposed on Purchases (as a       5.50%           None          None        None
        percentage of offering price)

        Maximum Deferred Sales Charge (Load)(1)                     None           5.00%         1.00%       None
        (as a percentage of the lesser of the original
        offering price or redemption proceeds)

        Exchange Fee                                                 *               *             *           *

        Maximum Account Fee                                         None           None          None        None

        ANNUAL FUND OPERATING EXPENSES
        (expenses that are deducted from Fund assets)

        Management Fee(2)                                           .65%           .65%          .65%        .65%

        Distribution and/or Service (12b-1) Fees(4)                 .25%           1.00%         1.00%       None

        Other Expenses(5)                                           .33%            .33%          .33%       .39%

        Less Waivers and Reimbursements(2),(3)                     (.24%)         (.24%)        (.24%)      (.14%)

        Total Net Annual Fund Operating Expenses(2),(3)             .99%           1.74%         1.74%       .90%

      *Except for systematic exchanges processed via MainStay's automated system or website, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 processing fee may be imposed per exchange.

      (1.) Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge, which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

      (2.) The management fee for the Fund is an annual percentage of the Fund's average net assets. The Manager has agreed to waive other fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses do not exceed .90% for the Class I shares. An equivalent reduction will apply to the Class A, B and C shares of the Fund. These expense limitations may be modified or terminated only with the approval of the Board of Directors/Trustees. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. With this reduction, the management fee paid by each class will be .51%, and total annual fund operating expenses would be 1.09% for Class A shares, 1.84% for Class B and C shares, and .90% for Class I shares. These expense limitations may be modified or terminated only with approval of the Board of Directors/Trustees.

      (3.) The manager has agreed to waive other fees and or reimburse the Fund for certain expenses so that total annual operating expenses for the Fund's Class A shares does not exceed 0.99%. NYLIM will apply an equivalent


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
      reimbursement, in an equal amount of basis points, to the Fund's Class B and C shares. These expense limitations may be modified or terminated only with the approval of the Board of Directors/Trustees. NYLIM may recoup the amount of any expense reimbursements from a share class pursuant to this agreement if such action does not cause a class to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

      (4.) Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-tem shareholders may indirectly pay an mount that is more than the economic equivalent of paying other types of sales charges.

      (5.) "Other expenses" include, among other things, fees payable for transfer agency services, which are borne by each class separately. As a result, transfer agency fees and other expenses may differ between the classes.

11. On page 52 of the prospectus, please replace the table under the header "Example" with the following:


                       Class A              Class B               Class C                          Class I
                       -------              -------               -------                          -------
        Expenses                  Assuming no     Assuming        Assuming no      Assuming
        After                     Redemption      Redemption at   Redemption       Redemption at
                                                  the end of                       the end of
                                                  each period                      each period
        1 Year         $645       $177            $677            $177             $277            $92
        3 Years        $848       $548            $848            $548             $548            $287
        5 Years        $1,067     $944            $1,144          $944             $944            $498
        10 years       $1,696     $1,851          $1,851          $2,052           $2,052          $1,108


12. The following replaces, in its entirety, the first paragraph under "When the Funds Pay Dividends," on page 87 of the prospectus:

      The Funds declare and distribute any dividends at least once a year. The Cash Reserves Fund declares dividends on a daily basis and distributes dividends on a monthly basis. The Intermediate Term Bond Fund, Indexed Bond Fund and Short Term Bond Fund declare and pay dividends monthly. The Balanced Fund and Income Manager Fund declare and pay dividends quarterly.

13. The following replaces the last paragraph page 11 of the SAI under "MainStay Asset Manager Fund":

      The Fund's allocation is structured to take advantage of perceived imbalances in relative pricing. NYLIM believes that short-term imbalances occur periodically but tend to be corrected fairly quickly. The models used by the Manager to estimate returns on domestic and foreign stock markets may from time to time cause significant shifts in the Fund's allocation among the asset groups which may in turn result in greater portfolio volatility.

14. On page 52 of the SAI, please replace the fourth full paragraph that begins "The MainStay Asset Manager Fund" with the following:

      The MainStay Income Manager Fund is managed, with respect to discrete portions of its net assets, with a view to providing enhanced total return relative to the Russell 1000(R) Index and The Lehman Brothers(R) Aggregate Bond Index.

           - PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE -


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